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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)  June 30, 1994


                        PETROLEUM HEAT AND POWER CO., INC.

              (Exact name of registrant as specified in its charter)


                    Minnesota                                     2-88526
   (State or other jurisdiction of incorporation)          (Commission File No.)





                Clearwater House
                2187 Atlantic Street
                Stamford, Connecticut                             06902
        (Address of principal executive offices)                Zip Code)


        Registrant's telephone number, including area code  (203) 325-5400






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   Item 1.  Change in Control of Registrant.
                                                                None

   Item 2.  Acquisition Or Disposition of Assets.

        On June 30, 1994, Petroleum Heat and Power Co., Inc. (the "Company") acquired the home heating business operations and assets of DeBlois Oil Company (the "Seller") based in Rhode Island and certain areas of Massachusetts relating specifically to its (a) retail delivered home, commercial and industrial #2 fuel oil business, (b) retail delivered kerosene for home heating business, (c) retail delivered home, commercial and industrial propane business and (d) sale, installation and servicing of heating equipment and air-conditioning equipment business (collectively, the "Acquired Business"), pursuant to a purchase agreement dated as of May 31, 1994 among the Company, the Seller and Seller's shareholders. The assets acquired included the customer lists, goodwill, motor vehicles, real property and inventories of the Acquired Business. The Company intends to continue to devote the assets acquired from Seller in the conduct of its home heating business.

        The purchase price for the Acquired Business was $16,794,000. Of this amount, $15,226,000 was paid in cash at the Closing and $1,568,000 was paid by assuming certain liabilities. The amount of consideration for the Acquired Business was determined by arms-length negotiations between the Company and the Seller. The acquisition was funded with working capital of the Company.


   Item 3.  Bankruptcy Or Receivership.

                                                                None

   Item 4.  Changes in Registrant's Certifying Accountant.

                                                                None

   Item 5.  Other Events.

                                                                None

   Item 6.  Resignation of Registrant's Directors.

                                                                None

   Item 7.  Financial Statements and Exhibits.

        (a)-(b) It is impracticable for the Company at this time to file the audited financial statements of the acquired business, as well as the pro forma financial information required relative to the acquired business. Such financial statements shall be provided to the Securities and Exchange Commission as soon as they become available, in any event no later than sixty days from the date hereof.

        (c)  The following document is filed herewith as an exhibit:

         (1) Purchase Agreement, dated as of May 31, 1994, among the Company, the Seller and Seller's shareholders.


   Item 8.  Changes in Fiscal Year.
                                                                None




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                                    SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PETROLEUM HEAT AND POWER CO., INC.



                                     /s/ Irik P. Sevin
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                            Name:    Irik P. Sevin
                            Title:   President, Chairman of the Board
                                      and Chief Financial and Accounting
                                      Officer and Director
   Date: July 13, 1994

































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                                     EXHIBITS

   Exhibit No.     Exhibit
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   1.        Purchase Agreement, dated as of May 31, 1994, among the Company, the Seller and Seller's shareholders.